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                          NATIONAL MEDICAL ENTERPRISES, INC.

                              DEFERRED COMPENSATION PLAN

    1.   ELIGIBILITY.   Each Director and Officer of National Medical
Enterprises, Inc. (the "Company") and any full-time employee of the Company and its subsidiaries designated by the Compensation and Stock Option Committee (the "Committee") of the Board of Directors of the Company shall be eligible to participate in this Deferred Compensation Plan of the Company (the "Plan"), pursuant to the terms and conditions described herein.

    2.   PARTICIPATION.

         (a) On the date of adoption of the Plan and at any time thereafter, a Director, Officer or full-time employee designated by the Committee (the "Participant") may elect to participate in the Plan by directing that $5,000 or more of the compensation which may thereafter be earned annually by him for services as a Director (including fees payable for services as a member of a committee of the Board) or Officer or full-time employee of the Company or any subsidiary thereof be credited to a deferred compensation account subject to the terms of the Plan.

         (b) An election to participate in the Plan shall be in the form of a document executed by a person who is eligible to become a Participant and filed with the Company, and such election shall continue in effect until the Participant ceases to be eliible for the Plan, or until the Participant terminates such election, in whole or in part, by written notice filed with the Company. Any such termination, in whole or in part, shall become effective at the close of the fiscal quarter ending immediately following the date on which the Company received such notice, or at the end of such later fiscal quarter as may be designated in the notice of termination. "Fiscal quarter" shall mean any quarter of the fiscal year adopted by the Company for reporting its financial condition and operating results.

         (c) A Participant who has filed a termination of election may thereafter file an election to participate for any future fiscal quarters with respect to any future compensation earned by him for services to the Company or any subsidiary thereof. Such election shall be made in writing as provided in
Section 2(b) hereof.


                                          1.

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    3.   DEFERRED COMPENSATION ACCOUNTS.

         (a) All deferred amounts shall be held with the general funds of the Company, shall be credited to an account in the name of the individual Participant and shall bear interest, as described herein.

         (b) Based on the Participant's deferred compensation account balanced at the beginning of the fiscal quarter, the account shall be credited at the end of the fiscal quarter with an interest equivalent to be calculated quarterly on the basis of one quarter of the percentage rate which is equal to one point below the prime interest rate charged by Manufacturers Hanover Trust Company on the last day of the fiscal quarter (or such other rate as is set from time to time by the Committee).

    4. EVENTS CAUSING DISTRIBUTION. A Participant's deferred compensation shall become distributable upon the first to occur of any of the following events:
         (a) The retirement of the Participant from active service with the Company or any subsidiary thereof.

         (b) The termination of the Participant's employment by the Company or any subsidiary thereof for any reason, whether voluntary or involuntary;

         (c)  The death of the Participant;

         (d) The total and permanent incapacity of the Participant, due to physical impairment or legally established mental incompetence, to perform the usual duties of his employment with the Company or any subsidiary thereof, which disability shall be determined on the basis of (i) medical evidence by a licensed physician designated by the Company or (ii) evidence that the Participant has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability;

         (e) The occurrence of an unforeseeable emergency caused by accident, illness or other causes beyond the control of the Participant which results, in the sole judgment of the Committee, in substantial hardship to the Participant. Any distribution pursuant to this Section 4(e) shall be in an amount not greater than the amount necessary, in the sole judgment of the Committee, to alleviate any hardship caused to the Participant by reason of such emergency; or

         (f) Such earlier date as may be specified by the Participant at the time he elects to participate in the Plan.


                                          2.

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    5.   FORM OF DISTRIBUTION.  Compensation that has been deferred, together with accumulated interest, will be distributed to the Participant in 120 approximately equal monthly payments, unless the Committee, in its sole discretion, determines, upon written request of the employee, that payment shall be made over a shorter period or in a lump sum.

    Payment shall commence 30 days after the occurrence of the event causing distribution, with interest continuing to accrue pursuant to Section 3(b) hereof until the full amount of deferred compensation is paid.

    6. DESIGNATION OF BENEFICIARY. Each Participant may designate a beneficiary to receive distribution of the such Participant's deferred compensation if the Participant is not living when any portion of such compensation become distributable. If the Participant fails to designate a beneficiary, or if the Participant's designated beneficiary does not survive until the time when any portion of the Participant's deferred compensation become distributable, such portion of the Participant's deferred compensation shall be paid in a lump sum to the Participant's estate 120 days immediately following the date of the Participant's death.

    7.   MISCELLANEOUS.

         (a) The Participant's deferred compensation account under this Plan shall not be assignable by the Participant and shall not be subject to attachment, lien, levy, or other creditors' rights under state or Federal law.

         (b) All funds or assets, together with all interest, accumulations and increments thereon, of the deferred compensation of all Participants shall remain the funds and assets of the Company, and shall be subject to the Company's absolute ownership and control until the time when such funds or assets are distributed in accordance herewith. The obligation of the Company to Participants hereunder is a contractual obligation only, and the Participants shall have no preferred or specific interest, by way of trust, escrow, annuity or otherwise, in and to any specific assets or funds of the Company.

         (c) Copies of the Plan and any and all amendments thereto shall be made available to eligible Participants of all reasonable times at the office of the Director of Compensation of the Company to all Directors, Officers and each other eligible full-time employee of the Company and its subsidiaries. All notices to the Company hereunder shall be filed with the Director of


                                          3.

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Compensation of the Company.

         (d) The Plan may be amended prospectively, from time to time, by the Committee, and the interest rate applicable hereunder may be increased or decreased prospectively by the Committee as provided in Section 3 hereof, but no amendment shall, in any event, be made to the Plan which would reduce the amounts already earned by any Participant or change the date or provisions for distribution of such amounts, unless each Participant personally approves such amendments insofar as the amendments affect him.

    The foregoing Plan is approved by the Board of Directors of the Company on behalf of the Company on March 23, 1983, and shall be applicable to any Director, Officer or full-time employee who is designated by the Committee as eligible for the Plan and who elects to participate in the Plan.


                             \s\ Richard K. Eamer
                             ------------------------------
                             Richard K. Eamer, Chairman

Attest: \s\ Marcus E. Powers
       --------------------
       Marcus E. Powers
       Secretary


                                          4.

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                          NATIONAL MEDICAL ENTERPRISES, INC.
                       NOTICE OF ELECTION TO DEFER COMPENSATION

Pursuant to the terms of the deferred Compensation Plan of National Medical Enterprises, Inc. (hereafter referred to as the "Company") adopted at a meeting of the Board of Directors held on March 23, 1983, at which a quorum was present and at all times acting, I hereby elect to defer _____________(specify amount to be deferred per fiscal year - the amount must equal or exceed $5,000) of my compensation that will be payable to and receivable by me in consideration for service I will perform for the Company. Said deferral is to be accomplished by withholding $__________ per pay period beginning on _______________(date) and withholding $__________ from my annual incentive award which is normally paid following the close of each fiscal year (enter dollar amount or zero, as appropriate).

Such election shall continue in effect each succeeding fiscal year until such time as I file written notice of termination (or a change in the amount of compensation to be deferred) with the Director of Compensation of the Company, or such time as I cease to be eligible to participate in the Plan.

I understand that in the event of my death, and I am not survived by a named beneficiary, all amounts deferred pursuant to this Plan, together with accumulated interest, less any amounts paid out from my account, shall be payable in full to my estate 120 days immediately following the date of my death.


- ------------       ------------------------------------------------------
 Date              Signature of Director, Officer or Full-time Employee


                   ------------------------------------------------------
                   Printed Name of Director, Officer or Full-time Employee


- ------------       ------------------------------------------------------
 Date              Spouse's Signature


                   ------------------------------------------------------

                   Printed Name of Spouse

Received:
         -------------------------
         John A. Lynn
         Director of Compensation


         -------------------------
         Date

NOTE: If the Director, Officer or full-time employee electing to defer compensation is a party to an employment contract with the Company, this election will not be valid until said employment contract is amended to reflect the election by this notice.


                                          5.

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                          NATIONAL MEDICAL ENTERPRISES, INC.
                               BENEFICIARY DESIGNATION
                              DEFERRED COMPENSATION PLAN

I designate the following beneficiary or beneficiaries to receive payment, in the even of my death, of my interest in any Deferred Compensation heretofore or hereafter payable to me pursuant to the National Medical Enterprises Deferred Compensation Plan (please see "Instructions for Naming the Beneficiary" on the reverse side of this form):

PRIMARY BENEFICIARY
OR BENEFICIARIES        AGE       RELATIONSHIP        ADDRESS
- -------------------      ---       ------------        -------


In the event that the Primary Beneficiary or Beneficiaries herein named is (are) deceased, I elect to name a Successor Beneficiary.

SUCCESSOR BENEFICIARY
OR BENEFICIARIES        AGE       RELATIONSHIP        ADDRESS
- -------------------      ---       ------------        -------



I reserve the right to change any beneficiary from time to time by filing with the Company a copy of this form.

I agree that the last designation received by the Company prior to my death shall control any testamentary or other disposition I may make; however, if a former spouse is one of the beneficiaries named above but is not my spouse at the time of my death, such designation shall be deemed revoked. I acknowledge that this designation is subject to laws in the state of my residence. I further agree that the Company may make a lump sum payment to the legal representative of my estate if there is any questions as to the right of any beneficiary to take hereunder, the Company, its directors, the Compensation Committee and any member thereof, and any employee of the Company, shall have no further liability with respect hereto.


- ------------       ------------------------------------------------------
Date               Signature of Director, Officer or Full-time Employee

                   ------------------------------------------------------
                   Printed Name of Director, Officer or Full-time Employee


- ------------       ------------------------------------------------------
Date               Spouse's Signature

                   ------------------------------------------------------
                   Printed Name of Spouse


                                          6.

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                       INSTRUCTIONS FOR NAMING THE BENEFICIARY:

It is important that your beneficiary designation be clear so that there will be no question as to your meaning. If you need assistance, contact your company representative.

The following are the most common designations:

    -    Mary J. Doe, Wife (NOT Mrs. John J. Doe).
    -    Mary J. Doe, Wife, if living, otherwise to Joseph W. Doe, Son.
    - Mary J. Doe, Wife, if living, otherwise to Jane Doe, Daughter, and Joseph W. Doe, Son, in equal shares or to the survivor.
    -    Estate of Insured.

If you name more than one beneficiary with unequal shares, please show the amount of the distribution to be paid to each beneficiary to fractional parts; for example "1/3 to Mary Jones, Mother, and 2/3 to Edith Jones, Wife."

Please state age and relationship of each beneficiary. If the beneficiary is not related to you either by blood or marriage, insert the words "Not Related," and state address of beneficiary.

The signature on this form must be in ink. Do not erase. If corrections are necessary, line out the error and initial the correction.


                                          7.